ITEM 7.  (c)  EXHIBIT 99.2  FINANCIAL STATEMENTS
                                    TELIDENT, INC.
                               UNAUDITED BALANCE SHEETS


                                                                                         JUNE 30,
                                                                        --------------------------------------------
ASSETS                                                                       1996            1997          1997
                                                                             ----            ----          ----
                                                                           (ACTUAL)        (ACTUAL)     (PRO FORMA*)

CURRENT ASSETS:
 Cash and cash equivalents                                              $    448,654   $     22,319   $  1,272,319
 Trade accounts receivable, net of allowance for doubtful
   accounts of  $40,000 in 1996 and 1997                                     825,358        432,111        432,111
 Inventories                                                                 573,086        430,506        430,506
 Other                                                                        53,143         37,710         37,710
                                                                         ------------   ------------   ------------
    Total current assets                                                   1,900,241        922,646      2,172,646

FURNITURE AND OFFICE EQUIPMENT, less accumulated
 depreciation of $121,933, $198,355, and $198,355, respectively              253,242        264,051        264,051
INTANGIBLE ASSETS, less accumulated amortization of
  $226,008, $108,868, and $108,868, respectively                             443,247         99,429         99,429
OTHER ASSETS                                                                 175,070         30,855          5,855
                                                                         ------------   ------------   ------------
                                                                        $  2,771,800   $  1,316,981   $  2,541,981
                                                                         ------------   ------------   ------------
                                                                         ------------   ------------   ------------

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
 Trade accounts payable                                                   $  258,506     $  299,684     $  299,684
 Accrued expenses                                                            133,457        113,229        113,229
 Deferred revenue                                                             11,000          1,950          1,950
 Current portion of capital lease                                                 --         15,913         15,913
 Notes payable - bank                                                        130,628        101,716        101,716
 Notes payable - others                                                    1,351,258             --             --
 Debentures and interest payable - related parties                            11,250             --             --
 Debentures and interest payable - others                                     38,400         77,875         77,875
                                                                         ------------   ------------   ------------
  Total current liabilities                                                1,934,499        610,367        610,367

LONG-TERM PORTION OF CAPITAL LEASE                                                --         20,903         20,903
DEBENTURES PAYABLE - related parties                                         225,000             --             --
DEBENTURES PAYABLE - others                                                  768,000         87,500         87,500
                                                                         ------------   ------------   ------------
  Total liabilities                                                        2,927,499        718,770        718,770

COMMITMENTS

SHAREHOLDERS' EQUITY (DEFICIT):
 Preferred stock, $.02 par value, convertible into common stock at the rate of one common share for each preferred share,
   2,500,000 shares authorized, 187,500, 150,000 and 1,261,111
   shares outstanding , respectively                                           3,750          3,000         25,222
 Common stock, $.02 par value, 10,000,000 shares authorized,
   4,903,110, 6,948,526 and 6,948,526 shares outstanding,
   respectively                                                               98,062        138,971        138,971
 Additional paid-in capital                                                9,025,640     13,517,626     14,720,404
 Accumulated deficit                                                      (9,283,151)   (13,061,386)   (13,061,386)
                                                                         ------------   ------------   ------------
                                                                            (155,699)       598,211      1,823,211
                                                                         ------------   ------------   ------------
                                                                        $  2,771,800   $  1,316,981   $  2,541,981
                                                                         ------------   ------------   ------------
                                                                         ------------   ------------   ------------


*Reflects the receipt of $1.25 million from the issuance of 1,111,111 shares of convertible preferred shares in July, 1997.

ITEM 7. (c)  EXHIBIT 99.2  FINANCIAL STATEMENTS

                                    TELIDENT, INC.
                          UNAUDITED STATEMENTS OF OPERATIONS


                                                                   YEARS ENDED JUNE 30,
                                                               ---------------------------
                                                                    1996           1997
                                                                    ----           ----
  NET SALES                                                    $ 2,454,807    $ 1,754,451

  COST OF SALES                                                    791,533        571,062
  INVENTORY REVALUATION                                                 --        240,245
                                                                -----------    -----------
        Gross profit                                             1,663,274        943,144

  OPERATING EXPENSES:
     Sales and marketing                                           976,266      1,248,736
     Research and development                                    1,015,321      1,028,464
     General and administrative                                  1,022,418      1,189,581
     Restructuring charges                                              --        391,519
                                                                -----------    -----------
        Total operating expenses                                 3,014,005      3,858,300
                                                                -----------    -----------
        Loss from operations                                    (1,350,731)    (2,915,156)

  INTEREST INCOME                                                   10,584         36,377
  DEBT CONVERSION EXPENSE**                                             --       (679,797)
  INTEREST EXPENSE - related parties                              ( 46,297)      ( 22,500)
  INTEREST EXPENSE - others                                       (342,850)      (197,159)
                                                                -----------    -----------
  NET LOSS                                                     $(1,792,627)   $(3,778,235)
  PREFERRED STOCK DIVIDENDS, INCLUDING $14,450 OF
    CUMULATIVE DIVIDENDS                                           (83,507)       (62,640)
                                                                -----------    -----------

  NET LOSS APPLICABLE TO COMMON STOCK                          $(1,876,134)   $(3,840,875)
                                                                -----------    -----------
                                                                -----------    -----------

  NET LOSS PER COMMON SHARE                                    $      (.43)   $      (.64)
                                                                -----------    -----------
                                                                -----------    -----------

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                                             4,401,981      6,009,065
                                                                -----------    -----------
                                                                -----------    -----------




**As an incentive to cause the Debentures to convert, the Company reduced the conversion price during fiscal 1996 and reduced the conversion price and issued warrants in 1997. The Company recorded

ITEM 7. (c)  EXHIBIT 99.2  FINANCIAL STATEMENTS

                                    TELIDENT, INC.
                UNAUDITED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)




                                                                  NUMBER       AMOUNT OF   AMOUNT OF  ADDITIONAL
                                                                 OF SHARES     PREFERRED    COMMON     PAID-IN      ACCUMULATED
                                                                  ISSUED        STOCK       STOCK      CAPITAL       DEFICIT
                                                                ----------    ----------  ---------- ------------  --------------
BALANCE, June 30, 1995                                           4,050,950    $  4,750    $  76,269  $ 5,804,629    $ (7,490,524)

Common stock issued to directors for services                        6,774          --          135       36,115              --
Common stock issued for services                                     5,000          --          100       13,900              --
Exercise of warrants (including conversion of $50,000 of
  related party debt to exercise warrants for 12,500 shares of
  common stock) net of expenses of $45,139                         385,794          --        7,716    1,389,532              --
Common stock issued in connection with notes payable                 9,875          --          198       28,052              --
Common stock issued from conversion of debt, net of
  expenses of $49,144                                              375,734          --        7,515    1,190,674              --
Common stock issued in private placement                           207,243          --        4,145      618,533              --
Exercise of options (including conversion of $22,500 of related
  party debt to exercise options for 22,500 shares of stock)        99,268          --        1,985      226,826              --
Stock redeemed due to fractional shares from reverse split             (28)         --           (1)        (114)             --
Preferred stock redemptions                                        (50,000)     (1,000)          --     (199,000)             --
Preferred stock dividends                                               --          --           --      (83,507)             --
Net loss                                                                --          --           --           --      (1,792,627)
                                                                 ---------     -------     --------    ---------      ----------
BALANCE, June 30, 1996                                           5,090,610       3,750       98,062    9,025,640      (9,283,151)

Common stock issued to directors for services                        7,560          --          152       20,848              --
Common stock issued in public offering net of offering
  expenses of $532,077                                           1,150,000          --       23,000    2,894,923              --
Common stock issued for conversion of debentures and
  related interest                                                 779,800          --       15,596    1,541,476              --
Common stock issued for conversion of bridge financing              95,556          --        1,911      227,429              --
Exercise of options                                                 12,500          --          250        4,750              --
Preferred stock redemptions                                        (37,500)       (750)          --     (149,250)             --
Preferred stock dividends                                               --          --           --      (48,190)             --
Net loss                                                                --          --           --           --      (3,778,235)
                                                                 ---------     -------     --------    ---------      ----------
BALANCE, June 30, 1997                                           7,098,526    $  3,000   $  138,971  $13,517,626  $  (13,061,386)
                                                                 ---------     -------     --------    ---------      ----------
                                                                 ---------     -------     --------    ---------      ----------


ITEM 7. (c)  EXHIBIT 99.2  FINANCIAL STATEMENTS

                                    TELIDENT, INC.
                          UNAUDITED STATEMENTS OF CASH FLOWS

                                                                     YEARS ENDED JUNE 30,
                                                                  ------------------------------
                                                                      1996             1997
                                                                       ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                        $  (1,792,627) $  (3,778,235)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
     Depreciation and amortization expense                              202,617        249,622
     Common stock issued for services                                    50,250         21,000
     Common stock issued for interest                                    91,583         41,775
     Inventory reserve and revaluation                                       --        315,245
     Noncash restructuring charges                                           --        307,676
     Debt conversion expense                                             63,333        679,797
     Changes in assets and liabilities:
        Trade accounts receivable                                       384,943        393,247
        Inventories                                                    (126,610)      (172,665)
        Other assets                                                   (177,774)        12,903
        Trade accounts payable                                         (343,919)        41,178
        Accrued expenses and deferred revenue                          (221,186)      (137,049)
                                                                    ------------   ------------
           Net cash used in operating activities                     (1,869,390)    (2,025,506)



CASH FLOWS FROM INVESTING ACTIVITIES:
  Payments of patent and capitalized software costs                     (73,606)       (41,674)
  Purchases of furniture and office equipment                          (190,912)       (49,112)
                                                                    ------------   ------------
           Net cash used in investing activities                      ( 264,518)      ( 90,786)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments of related party borrowing                                   (29,166)            --
  Borrowings from others                                              1,263,460             --
  Payments of borrowings from others                                   (155,440)    (1,096,825)
  Payments of debentures                                                (50,000)            --
  Net payments on bank line of credit                                 ( 521,507)       (28,912)
  Preferred stock redemption                                           (200,000)      (150,000)
  Preferred stock dividends                                             (83,507)       (48,190)
  Proceeds from issuance of common stock                              2,176,978      3,013,884
                                                                    ------------   ------------
           Net cash provided by financing activities                  2,400,818      1,689,957
                                                                    ------------   ------------
Net (decrease) increase in cash for the year                            266,910       (426,335)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                          181,744        448,654
                                                                    ------------   ------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                             $  448,654      $  22,319
                                                                    ------------   ------------
                                                                    ------------   ------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION - Interest paid                                        $  440,031     $  183,282
                                                                    ------------   ------------
                                                                    ------------   ------------

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING
  AND FINANCING ACTIVITIES:
  Capital lease obligations incurred for office equipment            $       --     $   38,119
  Conversion of notes payable to common stock                         1,225,583      1,064,840
  Conversion of notes payable to common stock through warrants           50,000             --
  Conversion of notes payable to common stock through option             22,500             --
